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                                                                    Exhibit 10.3

                       LIMITED SOFTWARE LICENSE AGREEMENT.

     This limited software license agreement ("License") is made as of February 13, 2006, by and between DATATRAK International, Inc., an Ohio corporation ("DATATRAK") and Jim Bob Ward, an individual residing in the vicinity of Bryan, Texas ("Licensee").

     WHEREAS, contemporaneously herewith DATATRAK has entered into an Agreement and Plan of Merger with ClickFind, Inc. (the "Merger Agreement"), an entity of which Licensee was principal shareholder and which had developed certain software, as described more fully below (and identified hereinafter as the "ClickFind Software" or "Software"), pursuant to which ClickFind, Inc. ("ClickFind") merged into a wholly-owned subsidiary of DATATRAK; and

     WHEREAS DATATRAK has thereby acquired all rights in and to the ClickFind Software and is the sole owner thereof and all rights therein; and

     WHEREAS, Licensee has contemporaneously entered into an employment agreement with DATATRAK ("Employment Agreement"); and

     WHEREAS, Licensee desires to secure the right to use the Software in connection with certain activities unrelated to DATATRAK and his employment with DATATRAK (as hereinafter specified); and

     WHEREAS, DATATRAK, as a condition of the Merger Agreement, is willing to grant to Licensee a nonexclusive license to use the Software, subject to the terms and conditions hereof;

     NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Software

          The "ClickFind Software" or "Software" means the software developed by ClickFind, in both source and object code forms, including all existing parts, translations and documentation therefor, as described more fully in Exhibit A hereto and made available to Licensee by DATATRAK upon the execution of this License.

     2.   License Grant

          Subject to the terms hereof, DATATRAK hereby grants to Licensee, and Licensee hereby accepts from DATATRAK, for so long as this License is in effect, a limited, royalty-free, perpetual, revocable (but only as set forth herein), worldwide, non-exclusive license to do the following:

          (a) Copy and use the Software for its internal uses and in conjunction with commercial exploitation of the Software or Modifications (as defined below) by sublicense to third parties, as described below, but all strictly limited to certain permitted uses ("Permitted Uses"). As used herein, the parties agree that the term "Permitted Uses" shall mean any uses EXCEPT those uses or activities related to clinical trials;

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     pharmaceuticals or medical devices; chemical, biological or medical research; healthcare; the aggregation, analysis or reporting of data or results related to any of the foregoing; or any prior use, distribution or commercial exploitation of the Software by ClickFind, provided that Permitted Uses shall include such use on behalf of the designated non-profit community, government, church, youth, education, civic, social service, emergency relief, and information and referral assistance organizations agreed upon by the parties and listed in Exhibit D.

          (b) Make and create Modifications (as defined below) of the Software.

          (c) Sublicense and distribute copies of the Software or otherwise make the Software available, in executable form only subject to a written end user license agreement ("EULA") in a form including terms at least as exacting and protective as those set out in Exhibit B, to third parties engaged only in Permitted Uses (hereinafter "End User Sublicensees"), provided that Licensee agrees to enforce strictly against any End User Sublicensee the terms of the applicable EULA, and provided further that Licensee agrees, upon reasonable advance request to timely identify each End User Sublicensee to DATATRAK in writing, and maintains (and provides to DATATRAK, upon reasonable request) a complete list of the names and addresses of each End User Sublicensee to whom/which a copy of the Software has been provided or made available, the date(s) on which the Software was so provided or made available and a copy of each EULA.

          (d) Sublicense the Software, in executable form only, subject to a written third party sublicense agreement acceptable in form to DATATRAK, including terms at least as exacting and protective as those set out in Exhibit C ("Third Party License Agreement"), to third parties (including distributors, OEMs, business partners and similar third parties) engaged only in Permitted Uses who work with Licensee to market or distribute the Software to customers engaged only in Permitted Uses (hereinafter "Third Party Sublicensees"), provided that Licensee agrees to enforce strictly against any Third Party Sublicensee the terms of the applicable Third Party License Agreement, and provided further that Licensee agrees, upon reasonable advance request to timely identify each Third Party Sublicensee to DATATRAK in writing, and maintains (and provides to DATATRAK, upon reasonable request) a complete list of the names and addresses of each Third Party Sublicensee to whom/which a copy of the Software has been provided or made available, the date(s) on which the Software was so provided or made available and a copy of each Third Party License Agreement.

     3.   Term

          This License shall remain in effect unless and until it is terminated, as provided below.

     4.   Proprietary Rights, Confidentiality

          (a) Licensee acknowledges that the DATATRAK is the owner of all right, title and interest in and to the Software, including without limitation all inventions, original works of authorship, patent rights, copyrights, trademarks, trade secrets, mask works and other proprietary rights therein, and agrees to take any and all such actions as


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     DATATRAK may request in order to secure, perfect or protect such rights, including, without limitation, executing such documents (including, e.g., assignments) as may be necessary to effect such purpose.

          (b) Licensee agrees that neither he nor any party acting with him, with his authorization or on his behalf will sublicense, publish, distribute, disclose, disseminate, copy, reproduce or use the Software, except as expressly permitted herein.

          (c) DATATRAK acknowledges that the Licensee is the owner of all right, title and interest in and to changes made by Licensee to the Software for Permitted Uses, exclusive of the Software ("Modifications"), including without limitation all inventions, original works of authorship, patent rights, copyrights, trademarks, trade secrets, mask works and other proprietary rights therein, and agrees to take any and all such actions as Licensee may request in order to secure, perfect or protect such rights, including, without limitation, executing such documents (including, e.g., assignments) as may be necessary to effect such purpose.

          (d) Licensee agrees to take all actions necessary to keep the source code of the Software in strict confidence and to prevent any unauthorized access thereto, and to assist DATATRAK in identifying and preventing any use or disclosure of the Software in any manner which is not expressly permitted by this License. Without limitation of the foregoing, Licensee shall promptly advise DATATRAK if Licensee learns of any such unauthorized use or disclosure, and will cooperate fully with DATATRAK in any action or proceeding to stop such use or disclosure.

          (e) Acknowledging that any use or disclosure of the Software in a manner inconsistent with the provisions of this License is likely to cause DATATRAK irreparable harm for which other remedies would be inadequate, Licensee agrees that DATATRAK shall have a right to petition for injunctive or other equitable relief from a court of competent jurisdiction as may be necessary or appropriate to prevent any use or disclosure of the Software in any manner which has not been expressly authorized by DATATRAK.

          (f) If DATATRAK so requires, each copy of the Software or any Modification distributed or made available by Licensee shall include a copyright notice in the following form: "(C) 20XX DATATRAK All rights reserved," (or, in the case of Modifications: "Certain portions of this software are (C) 20XX DATATRAK All rights reserved"). Other than the foregoing, Licensee may not use the DATATRAK name or any DATATRAK mark without DATATRAK's express permission.

     5.   NO WARRANTY, DAMAGES

          (a) LICENSEE ACKNOWLEDGES THAT THE SOFTWARE IS LICENSED TO LICENSEE "AS IS," AND THAT DATATRAK MAKES NO WARRANTIES WHATSOEVER WITH RESPECT TO THE SOFTWARE OR PERFORMANCE THEREOF AND EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF NONINFRINGEMENT,
     MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


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          (b) LICENSEE FURTHER ACKNOWLEDGES THAT DATATRAK SHALL NOT BE LIABLE
     FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THE SOFTWARE, MODIFICATIONS OR THIS LICENSE, INCLUDING ANY DOWN-TIME, LOSS OF DATA, LOSS OF BUSINESS, LOSS OF PROFITS, OR INABILITY TO USE THE SOFTWARE OR MODIFICATIONS, WHETHER OR NOT FORESEEABLE, EVEN IF DATATRAK HAS BEEN NOTIFIED OF THE POSSIBILITY THEREOF.

     6.   Obligations of Licensee

          (a) Applicable Laws Licensee shall comply with all applicable laws in connection with the Software and Modifications, including, without limitation, the export control laws of the United States and prevailing regulations which may be issued from time to time by the United States Department of Commerce and Department of State concerning the export of software. Without limiting the generality of the foregoing, Licensee shall not export or re-export the Software or Modifications to any country without first obtaining the written consent of DATATRAK and, where necessary, the United States government. Licensee shall, at his sole cost and expense, maintain in effect all permits, licenses and other consents necessary to the conduct of his activities under this License.

          (b) Indemnity Licensee shall defend, indemnify and hold DATATRAK harmless from and against any and all losses, damages, liabilities or costs of any kind or nature, including attorney fees, arising from or incurred by DATATRAK as a result of any allegation or claim by any third party (specifically including any End User Sublicensee or Third Party Sublicensee) related to Licensee's use, modification, distribution or sublicense of the Software or any Modification or any act or omission of Licensee related thereto, or from the transfer, removal and elimination of domains and websites of those entities and individuals referenced in
     Section 2(a) of this License from the DATATRAK (formerly ClickFind) hosting environment, as described below, provided that DATATRAK will promptly notify Licensee of any such allegation or claim.

          (c) Transfer of Hosted Websites Within ninety (90) days following execution of this License, Licensee will transfer, remove and eliminate all unauthorized domains and websites, including those of entities and individuals referenced in Section 2(a) of this License, from the DATATRAK (formerly ClickFind) hosting environment, including all associated hardware and software. Licensee will be responsible for all and all costs and liabilities associated with transferring, removing and eliminating such domains and websites from the DATATRAK hosting environment.

     7.   Default

     Licensee will be in default of this License in the event that he:

          (a) fails to comply with Licensee's obligations under Section 4 of this License;


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          (b) fails to comply with any material term, condition or covenant contained herein other than in Section 4 of this License;

          (c) files a petition in bankruptcy or a petition or answer seeking a reorganization or other similar relief, is adjudicated a bankrupt under any involuntary petition for bankruptcy or similar proceeding, makes a general assignment for the benefit of creditors, or becomes insolvent or unable to pay his debts generally as they mature;

          (d) transfers, assigns or sells or attempts to transfer, assign or sell his rights hereunder in violation of Section 10 of this License; or

          (e) violates, as determined by a court of competent jurisdiction, any of the non-competition or non-solicitation provisions of his Employment Agreement.

     8.   Remedies

          (a) In the event of any default by Licensee that involves a misappropriation or misuse of the Software's source code (including Subsections (a), (c), (d) and (e) of Section 7 of this License), in addition to any other remedies available to it, DATATRAK may immediately and without notice (i) terminate this License and any license or sublicense granted hereunder; (ii) retake possession of the Software and all copies thereof in whatever form, with or without process of law, notice or a hearing (each of which Licensee hereby waives); and (iii) enjoin Licensee from any further use, modification, distribution or sublicense of the Software or any Modification.

          (b) In the event of any default by Licensee not referenced in Subsection (a) of Section 8 of this License, then, in addition to any other remedies available to it, DATATRAK shall provide written notification to Licensee of the condition of default and Licensee shall have thirty (30) days to cure the default. Thereafter, unless the parties have a good faith dispute as to whether the alleged default is an actual default or whether or not Licensee succeeded in curing the default, if Licensee fails to cure, DATATRAK may immediately and without notice (i) terminate this License and any license or sublicense granted hereunder; (ii) retake possession of the Software and all copies thereof in whatever form, with or without process of law, notice or a hearing (each of which Licensee hereby waives); and
     (iii) enjoin Licensee from any further use, modification, distribution or sublicense of the Software or any Modification. If the parties have a good faith dispute as to whether the alleged default is an actual default or whether or not Licensee succeeded in curing the default, then DATATRAK shall only have the right to (i) terminate this License and any license or sublicense granted hereunder; (ii) retake possession of the Software and all copies thereof in whatever form, with or without process of law, notice or a hearing (each of which Licensee hereby waives); and (iii) enjoin Licensee from any further use, modification, distribution or sublicense of the Software or any Modification, upon determination by a court of competent jurisdiction that Licensee is actually in default.

          (c) All rights of DATATRAK hereunder or under any applicable law shall be cumulative and not alternative. No failure by DATATRAK to exercise any right shall constitute a waiver thereof or of any subsequent event of default. Licensee agrees to pay or reimburse DATATRAK for all out-of-pocket costs and expenses, including, without


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     limitation, legal fees and travel costs, paid or incurred by DATATRAK in connection with the enforcement of DATATRAK's rights and remedies upon the occurrence of Licensee's default.

     9.   Taxes

          Licensee shall pay any sales, use, excise, franchise, or personal property taxes imposed, levied, or assessed, on this License, the Software, any Modifications, or the use of the Software or Modifications by Licensee.

     10.  Assignment

          (a) Neither this License nor any of Licensee's rights or obligations hereunder may be assigned by Licensee without the prior written consent of DATATRAK. Commencing five (5) years after this License becomes effective, DATATRAK's consent to such assignment shall not unreasonably be withheld, provided that Licensee has first given DATATRAK a right of first refusal to match any bona fide offer from a prospective assignee to acquire this License, and DATATRAK has elected not to exercise such right.

          (b) For any assignment of this License, the assignee shall agree to abide by and honor the terms of this License in their entirety, and no such assignment shall alter the scope of the Permitted Uses. Subject to the foregoing, this License shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

     11.  Notice

          Whenever notice is required or permitted to be given or delivery required to be made under the provisions of this License, such notice or delivery shall be given or made to the following addresses for the following parties:

               If to DATATRAK:

               DATATRAK International, Inc.
               6150 Parkland Boulevard, Suite 100
               Mayfield Heights, OH 44124

               Attention: Terry Black, CFO

               If to Licensee:

               Jim Bob Ward
               16794 Woodlake Dr.
               College Station, TX 77845

     Notice shall be deemed duly given when the same has been (a) sent via telecopier, (b) deposited with an overnight courier service or (c) deposited in the United States mail, with postage fully prepaid as certified or registered mail, addressed to the party at its address as it appears above.


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     12.  Governing Law

          This License shall be enforced under and governed by the laws of the State of Ohio, U.S.A., excluding its conflict of laws provisions. Exclusive jurisdiction of any dispute regarding this License or the subject matter hereof shall rest in the state or federal courts sitting in Cuyahoga County in the State of Ohio, and each party hereto hereby consents to submit to the personal jurisdiction of such courts.

     13.  General

          (a) Any provision of this License held to be prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, provided that this License shall not then substantially deprive either party of the bargained-for performance of the other.

          (b) No term or provision of this License may be changed, waived, discharged or terminated except in a writing signed by both parties.

          (c) Subject to relevant provisions of the Merger and Employment Agreements, this License embodies the entire understanding and agreement of the parties regarding the subject matter hereof.

          (d) In any action between the parties to enforce any of the terms of this License, the prevailing party shall be entitled to recover expenses from the other party, including reasonable attorneys' fees.

          (e) The division of this License in paragraphs and sections and the use of headings are for convenience only and shall not define or limit the meaning of any of the terms hereof.

          (f) This License may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.


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     IN WITNESS WHEREOF, the parties have caused this Limited Software License
Agreement to be executed as of the date first above mentioned.

                                        DATATRAK International, Inc.


                                        By: /s/ Jeffrey A. Green
                                            ------------------------------------
                                        Name: Jeffrey A. Green
                                        Title: President & CEO
                                        Date: February 13, 2006


                                        JIM BOB WARD ("Licensee")


                                        /s/ Jim Bob Ward
                                        ----------------------------------------
                                        Date: February 13, 2006


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